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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 21, 2004


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                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      333-60778               75-2795365
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)


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 Item 9.    Regulation FD Disclosure

On May 21, 2004, Dresser, Inc. announced that it signed an agreement to purchase the distribution business of Nuovo Pignone, S.p.A., a subsidiary of General Electric, for approximately $175 million, including transaction fees. The purchased businesses include the retail fueling business, comprised of gasoline, liquefied petroleum gas and compressed natural gas dispenser products and services, and a business that manufactures and markets certain natural gas meters. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the financing of the above transaction, the Company will make a presentation to its lenders on May 24, 2004. A copy of the presentation to public lenders will be posted on the Company's website at www.dresser.com on the day of the lenders meeting. During the presentation to its lenders, the Company will provide information related to the Nuovo Pignone businesses, as well as information related to its Wayne business unit.

The Wayne business unit is a significant part of the Measurement Systems segment and is one of the leading manufacturers and servicers of petroleum dispensing equipment and point-of-sale systems. Revenues for the twelve months ended December 31, 2003 were $379.8 million, with approximately 58% of its revenue generation in North America. Wayne holds approximately 25% of world-wide market share. As a result of the acquisition of the Nuovo Pignone retail fueling business, Dresser Wayne expects it will become the number one global supplier of fuel dispensers in the retail petroleum market.


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                                   SIGANTURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DRESSER, INC.

Date:  May 21, 2004               By:   /s/   STEVEN G. LAMB
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                                                     Steven G. Lamb
                                         Chief Executive Officer and President

                                        /s/    JAMES A. NATTIER
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                                                    James A. Nattier
                                              Executive Vice President and
                                                Chief Financial Officer

                                        /s/     THOMAS J. KANUK
                                        ----------------------------------------
                                                    Thomas J. Kanuk
                                                Corporate Controller and
                                                Chief Accounting Officer

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                                  EXHIBIT INDEX




Exhibit No.     Description

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    99.1        Press Release.

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